SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 21, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 21, 1999 registrant issued a press release entitled Halliburton's Brown & Root Services Provides Logistics Services to Support U.S. Forces in Albania pertaining, among other things, to an announcement that registrant's Brown & Root Services business unit is providing logistics support services to U.S. Army soldiers being deployed for operations in Albania.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated April 21, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    April 27, 1999                By:  /s/ Susan S. Keith
                                          -----------------------------
                                                Susan S. Keith
                                                Vice President and Secretary





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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           April 21, 1999
                           Incorporated by Reference








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